UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): December 31, 2013

UCP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52239	98-0449083
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14 Wall Street, 20th Floor

New York, NY 10005

(Address of principal executive offices) (Zip Code)

(212) 618-1312

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 31, 2013 the Company announced in a press release (UCP Holdings, Inc announces DTC eligibility of it’s common stock) that the Company’s common shares have been granted eligibility status by the Depository Trust Company (DTC), subsidiary of the Depository Trust & Clearing Corporation (DTCC).

Item 9.01	Financial Statements and Exhibits.

(99.1.)    Press Release dated December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCP HOLDINGS, INC.

Date: December 31, 2013	By:	/s/ Siva Pillarisetty
Siva Pillarisetty
Chief Financial Officer, Secretary